UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 30, 2011

Commission File Number:  000-51842

Sefe, Inc.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)
201763307
(IRS Employer Identification No.)

1900 W. University Drive, Suite 231, Tempe, Arizona 85281
(Address of principal executive offices)

480-294-6407
(Registrant's Telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Departure of Officer and Director

On September 30, 2011, the employment agreement between the Registrant and Wayne Rod expired and was not renewed. Mr. Rod served as the Registrant's President, Secretary, Principal Financial Officer and Treasurer.

Effective September 30, 2011, Shannon Kerr was elected by the Registrant's Board of Directors to fill the vacancies of the offices of President, Secretary, Treasurer and Principal Financial Officer. Ms. Kerr is currently a member of the Registrant's Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sefe, Inc.

Date:   October 4, 2011
By:	/s/ Shannon Kerr

Name: Shannon Kerr
Title: President
Date:   October 4, 2011
By:	/s/ Shannon Kerr

Name: Shannon Kerr
Title: Principal Accounting Officer